EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                         THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of INSCI Corp. (the "Company") for the fiscal year ended March 31, 2004 (the "Report"), Henry F. Nelson, President and Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: July 14, 2004

--------------------------------------------------------------------------------
/S/ HENRY F. NELSON
Henry F. Nelson
Chief Executive Officer, President and Chief Financial Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 90, has been provided to INSCI Corp. and will be retained by INSCI Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



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